SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             January 15, 2010

                       Iron Eagle Group, Inc.
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                (Exact name of registrant as specified in its charter)


   Delaware                   0-22965           84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
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     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated January 15, 2010 re: acquisition of Iron Eagle Group
Exhibit 99.2 - Press Release dated January 15, 2010 re: appointment of new chief financial officer and director
Exhibit 99.3 - Press Release dated May 3, 2010 re: name change to Iron Eagle Group, Inc.
Exhibit 99.4 - Press Release dated May 5, 2010 re: listing upgraded to new OTCQB market
Exhibit 99.5 - Press Release dated June 9, 2010 re: appointment of Michael J. Bovalino and Eric Hoffman
Exhibit 99.6 - Press Release dated June 15, 2010 re: appointment of Gary J. Giulietti
Exhibit 99.7 - Press Release dated June 22, 2010 re: appointment of Steven S. Antebi

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/Michael J. Bovalino
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         Michael J. Bovalino
         Chief Executive Officer


Dated:  June 22, 2010